       AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 20, 2001
                                                           REGISTRATION NO. 333-
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                    UNDER THE
                             SECURITIES ACT OF 1933

                             ----------------------



                             CORE LABORATORIES N.V.
             (Exact Name of Registrant as Specified in Its Charter)

           THE NETHERLANDS                                                                NOT APPLICABLE
    (State or Other Jurisdiction                                                         (I.R.S. Employer
  of Incorporation or Organization)                                                     Identification No.)

                                 HERENGRACHT 424
                                1017 BZ AMSTERDAM
                                 THE NETHERLANDS
          (Address of Principal Executive Offices, Including Zip Code)

                             ----------------------

              CORE LABORATORIES N.V. 1995 LONG-TERM INCENTIVE PLAN
                            (Full Title of the Plan)

                                 JOHN D. DENSON
                               6316 WINDFERN ROAD
                              HOUSTON, TEXAS 77040
                     (Name and Address of Agent for Service)

                                 (713) 328-2673
          (Telephone Number, Including Area Code of Agent for Service)

                                   Copies to:

                                  T. Mark Kelly
                             Vinson & Elkins L.L.P.
                         1001 Fannin Street, Suite 2300
                              Houston, Texas 77002
                                 (713) 758-2222



                         CALCULATION OF REGISTRATION FEE

--------------------------------------------------------------------------------------------------------------------
                                                           PROPOSED MAXIMUM      PROPOSED MAXIMUM       AMOUNT OF
 TITLE OF EACH CLASS OF SECURITIES      AMOUNT TO BE       OFFERING PRICE      AGGREGATE OFFERING     REGISTRATION
          TO BE REGISTERED              REGISTERED (1)       PER SHARE(2)            PRICE (2)             FEE
--------------------------------------------------------------------------------------------------------------------
Common Shares (par value NLG 0.03)      2,500,000 shares         $14.90              $37,250,000           $9,313
--------------------------------------------------------------------------------------------------------------------

(1)  Pursuant to Rule 416(a) under the Securities Act of 1933, as amended
     (the "Securities Act") this registration statement also covers any additional Common Shares which become issuable under the antidilution provision of the plan being registered pursuant to this registration statement by reason of any stock dividend, stock split, recapitalization or any other similar transaction effected without the receipt of consideration which results in an increase in the number of the registrant's outstanding Common Shares.

(2) Estimated solely for the purpose of calculating the amount of the registration fee pursuant to Rule 457(c) and (h) under the Securities Act, based upon the average of the high and low prices of the registrant's Common Shares on the New York Stock Exchange on November 19, 2001.

================================================================================

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

     This Registration Statement on Form S-8 is to register for sale under the Securities Act of 1993, as amended, an additional 2,500,000 Common Shares, NLG
0.03 par value, of Core Laboratories N.V. (the "Company") pursuant to the Company's 1995 Long-Term Incentive Plan (the "Plan"). Pursuant to General Instruction E of Form S-8, the contents of the Company's previously filed registration statements on Form S-8 relating to the Plan (File No. 33-98590 and 333-40641), including all exhibits thereto, are incorporated herein by reference.

ITEM 8.  EXHIBITS.

     The following exhibits are filed herewith:

         5.1      Opinion of Nauta Dutilh.

         23.1     Consent of Arthur Andersen LLP.

         23.2     Consent of Nauta Dutilh (included in Exhibit 5.1).

         24.1     Powers of Attorney (included on the signature page to this registration statement).

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Amsterdam, The Netherlands, on the 31st day of October, 2001.
                                     CORE LABORATORIES N.V.
                                     By: Core Laboratories International B.V.
                                         its sole Managing Director

                                     By: /s/ Jacobus Schouten
                                         ---------------------------------------
                                         Jacobus Schouten
                                         Managing Director

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints David M. Demshur, Richard L. Bergmark and John D. Denson, or any of them, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this registration statement on Form S-8, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the 31st day of October, 2001.

                         SIGNATURE                                                    TITLE
                         ---------                                                    -----
                 /s/ David M. Demshur                        Chairman of the Supervisory Board, President and Chief
--------------------------------------------------------     Executive Officer (Principal Executive Officer)
                   David M. Demshur

                /s/ Richard L. Bergmark                      Executive Vice President, Chief Financial Officer,
--------------------------------------------------------     Treasurer and Supervisory Director (Principal
                  Richard L. Bergmark                        Financial and Accounting Officer)


                   /s/ Bob G. Agnew                          Supervisory Director
--------------------------------------------------------
                     Bob G. Agnew

                   /s/ Rene R. Joyce                         Supervisory Director
--------------------------------------------------------
                     Rene R. Joyce

                   /s/ D. John Ogren                         Supervisory Director
--------------------------------------------------------
                     D. John Ogren

                  /s/ Joseph R. Perna                        Supervisory Director
--------------------------------------------------------
                    Joseph R. Perna

                /s/ Timothy J. Probert                       Supervisory Director
--------------------------------------------------------
                  Timothy J. Probert

                 /s/ Jacobus Schouten                        Supervisory Director
--------------------------------------------------------
                   Jacobus Schouten

               /s/ Alexander Vriesendorp                     Supervisory Director
--------------------------------------------------------
                 Alexander Vriesendorp

                                INDEX TO EXHIBITS

         5.1      Opinion of Nauta Dutilh.

         23.1     Consent of Arthur Andersen LLP.

         23.2     Consent of Nauta Dutilh (included in Exhibit 5.1).

         24.1     Powers of Attorney (included on the signature page to this registration statement).